SECURITIES AND EXCHANGE COMMISSION

Washington DC    20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ٱ

Check the appropriate box:

☒  Preliminary Proxy Statement

ٱ  Confidential, for Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

ٱ  Definitive Proxy Statement

ٱ  Definitive Additional Materials

ٱ  Soliciting Material Under Rule 14a-12.

QUEST VENTURES INC.

Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒

No fee required.

ٱ

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(1)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

QUEST VENTURES INC.

#507, 837 West Hastings Street

Vancouver, BC

V6C 3N6

Dear Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Tuesday, July 19th, 2005, in Vancouver, British Columbia, Canada.  At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement.  The Proxy Statement tells you more about the agenda and procedures for the annual meeting.  It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting.  I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely yours,

/s/  Anton J. Drescher

Anton J. Drescher

President

June 14th, 2005

QUEST VENTURES INC.

#507, 837 West Hastings Street

Vancouver, BC, V6C 3N6

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

Time:

9:00 a.m., Pacific Time

Date:

Tuesday, July 19th, 2005

Place:

#507, 837 West Hastings Street

Vancouver, BC  Canada

Purpose:

1.

To elect directors for the ensuing year.

1.

To ratify the appointment by the Board of Directors of Amisano Hanson, Chartered Accountants, as the Company’s independent auditors for the current fiscal year.

2.

To approve a change of the Company’s name from “Quest Ventures Inc to “Dorato Resources Inc.”. or such other name as determined by the Board of Directors and is acceptable to the regulatory authorities.

3.

To approve an alteration of the share capital of the Company by way of a reverse stock split by consolidating all of the currently authorized share capital of 100,000,000 common shares without par value, of which 2,525,124 common shares are issued and outstanding, on a one new for two old basis, resulting in an authorized share capital of 50,000,000 shares without par value, of which 1,262,562 common shares will be issued and outstanding.

4.

Subject to approval of the reverse stock split referred to Item 4 above, to approve a subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company from 50,000,000 common shares without par value to 100,000,000 common shares, of which 1,262,562 common shares will be issued and outstanding.

5.

To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on June 13th, 2005 may vote at the annual meeting.

If you are unable to attend the meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Form of Proxy within the time set out in the Notes.  The enclosed Form of Proxy is solicited by management.  If you so desire, you may appoint a representative in lieu of management’s designations by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

IF YOU PLAN TO ATTEND THE MEETING YOU MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

Your vote is important.  Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

June 14th, 2005

Anton J. Drescher,

President

Please complete, date and sign the enclosed Proxy and return it promptly in the envelope provided, whether or not you plan to attend the 2005 annual meeting of shareholders of Quest Ventures Inc.  If you attend the meeting, you may vote your shares in person if you wish, even if you previously returned your Proxy.

QUEST VENTURES INC.

#507, 837 West Hastings Street

Vancouver, BC  V6C 3N6

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2005 annual meeting of shareholders (the “Annual Meeting”) by the Board of Directors of Quest Ventures Inc. (the “Company”, “Quest”, “we” or “us”) to be held at #507, 837 West Hastings Street, Vancouver, BC, Canada, at 9:00 a.m., Pacific Time, on Tuesday, July 19th, 2005, and at any adjournments thereof.  This proxy statement and the accompanying Notice of 2005 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about June 14th, 2005. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-KSB for the year ended January 31, 2005, a copy of which also accompanies this Proxy Statement.

Who may vote

Only those shareholders as recorded in our stock register at the close of business on June 13th, 2005 (the “Record Date”) may vote at the Annual Meeting.  At the close of business on the Record Date, we had 2,525,124 common shares outstanding and entitled to vote, held by approximately 303 stockholders of record.  Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

How to vote

You may vote in person at the Annual Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the Annual Meeting.

Voting Electronically via the Internet

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

How Proxies work

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for or not vote for the nominees for director named in this Proxy Statement.  You may also vote for or against the proposal to ratify the appointment of Amisano Hanson, Chartered Accountants, as our independent auditors or abstain from voting.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposal described in this Proxy Statement.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting.  At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are our directors and officers and you may strike out the names of the persons whom you do not wish to act on your behalf.  A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting.  A Shareholder desiring to appoint a person to represent him at the Annual Meeting may do so either by inserting such person’s name in the blank space provided and striking out the printed names in the form of proxy or by completing another proxy.  In either case, the proxy must be delivered to the offices of our Transfer Agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC, V6C 3B8 at least 48 hours before the time of the Annual Meeting or adjournment there of or with the Chairman of the Annual Meeting prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares.  Shares registered in your name are covered by one proxy.  If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions.  If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about June 17th, 2005.

These securityholder materials are being sent to both registered and non-registered owners of the securities.  If you are a non-registered owner, and we or our agent have sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, we (and not the intermediary holding on your behalf) have assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Revoking a Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

In addition to revocation in any other manner permitted by law, a shareholder may revoke a Proxy either by (a) signing a Form of Proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the Form of Proxy is required to be executed as set out in the notes to the Form of Proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the Scrutineer at the Meeting as a shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

The persons named in the accompanying Form of Proxy are our directors.  A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him or her at the Meeting may do so, either by striking out the printed names and inserting the desired person's name in the blank space provided in the Form of Proxy or by completing another proper Form of Proxy and in either case delivering the completed Proxy to our transfer agent, Pacific Corporate Trust Company, of 10th Floor, 625 Howe Street, Vancouver, BC, V6C 3B8, not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or with the Chairman of the Meeting prior to the scheduled commencement of the meeting..

The Form of Proxy must be dated and be signed by the shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Quorum

To conduct the business of the Annual Meeting, we must have a quorum.  This means at least one-third of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

Votes needed

The three nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected.  Approval to ratify the appointment of Amisano Hanson, Chartered Accountants, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  Approval to the change of business requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast “for” or “against” a proposal are counted.  Abstentions and broker non-votes (or votes withheld” in the election of directors) will not be counted, except for purposes of determining a quorum.  Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders, and our guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting.  Acceptable proof could include an account statement showing that you owned Quest shares on June 13th, 2005.

The enclosed Form of Proxy is solicited by Management.  We will pay the expenses of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax.  We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

Non-Registered Shareholders

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Annual Meeting.  Most of our shareholders are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  More particularly, a person is a registered shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant.  In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, Information Circular and Form of Proxy (collectively referred to as the “Meeting Material”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Material to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them.  Very often, Intermediaries will use service companies to forward the Meeting Material to Non-Registered Holders.  Generally, Non-Registered Holders who have not waived the right to receive the Meeting Material will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by the Non-Registered Holder, but which is otherwise not complete.  Because the Intermediary has already signed the Form of Proxy, this Form of Proxy is not required to be signed by the Non-Registered Holder when submitting the proxy.  In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with our Registrar and Transfer Agent, Pacific Corporate Trust Company, as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy” or “authorization form”) which the Intermediary must follow.  Typically, the proxy authorization form will consist of a one page pre-printed form.  Sometimes, instead of the one page printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions that contains a removable label containing a bar-code and other information.  In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own.  Should a Non-Registered Holder who receives one of the above forms wish to vote at the Annual Meeting in person, the Non-Registered Holder should strike out the names of the management designated proxy holders named in the form and insert the Non-Registered Holder’s name in the blank space provided (executed by the broker).  In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including when and where the proxy or proxy authorization form is to be delivered.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this Proxy Statement, none of our directors or senior officers, no proposed nominee for election as a director, none of the persons who have been our directors or senior officers since the commencement of our last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

ITEM 1:

ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of three of its current directors for election at the Annual Meeting.  The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated.  If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement.  Set forth below for each nominee is his age and his position, if any, in Quest.

The information set forth below as to each nominee for director has been furnished to us by the respective nominee.

Name	Age	Position	Period of Service
Anton J. Drescher	48	Director and President	Since 1993
Gerhard Drescher	44	Director	Since 2000
Rowland Perkins	51	Director	Since 2005

Anton (Tony) J. Drescher has served as Director since December 1998 and was appointed as President and Chief Executive Officer in December 2004.  During the past 5 years to present, Mr. Drescher has provided administrative and consulting services in his capacity as President and a Director of Harbour Pacific Capital Corp. since 1998 and Westpoint Management Consultants Ltd. of Vancouver, British Columbia, Canada since 1978.  Mr. Drescher also currently serves or has served as a director and/or officer of the following TSX listed companies during the last 5 years: Amanta Resources Ltd. (1997 to 2004), International Tower Hill Mines Ltd. (October 1991 to the present), USA Video Interactive Corp. (June 1993 to the present), Northern Pine Ventures Inc. (February 2003 to present), ACT Industrial Corporation (April 1994 to February 1998), Cardero Resource Corp. (March 1996 to April 2000) and Consolidated Team Resources Corp. (May 1994 to December 1995).  Mr. Drescher obtained a Diploma in Financial Management from the British Columbia Institute of Technology in June 1974.  He also obtained his Certified Management Accountant's designation in October 1981.

Gerhard (Gary) Jakob Drescher has been a Director since July 7, 2000.  From 1989 to present, Mr. Drescher has been the President of Python Technologies of Delta, British Columbia, Canada, an electronics consulting firm. Mr. Drescher has also served as Director of Amanta Resources Ltd.. (formerly "Cal-Star Inc.") (April 1994 – July 2004), and serves as a director of Northern Pine Ventures Inc. (June 2004 – present), both companies being listed on the TSX.

Rowland Perkins has been a Director since January 2005.  Mr. Perkins is also a director of USA Video Interactive Corp. (January 2005 – present), and a Director of International Tower Hill Mines Ltd. (1998 – present), both TSX listed companies.  He has been President and a director of eBackup Inc., of Calgary, Alberta, since 2001.  He was previously The Alberta Regional Manager of Securitinet Storage Solutions from 1999 to 2001, Vice-President of Simul Corp. from 1997 to 1999 and President of Franchise Network from 1994 to 1997.

The Board of Directors has no reason to believe that any nominee will not serve if elected.  If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board.  Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement.  Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

Meetings of the Board of Directors

During the year ended January 31, 2005, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on five occasions.

AUDIT COMMITTEE

Under Multilateral Instrument 52-110 – Audit Committees (“MI 52-110”) a reporting issuer in those jurisdictions that have adopted MI 52-110 is required to provide disclosure with respect to its audit committee including the text of the audit committee’s charter, composition of the committee, and the fees paid to the external auditor.  We are a reporting issuer in British Columbia and Alberta.  MI 52-110 has not been adopted in British Columbia., but it has been adopted in Alberta.  Accordingly, we provide the following disclosure with respect to our audit committee:

Relationship with Auditors

MI 52-110 requires us to disclose annually in our information circular (proxy statement) certain information relating to our Audit Committee and our relationship with our independent auditors.

Audit Committee Charter

The Audit Committee Charter is annexed hereto as Schedule “A”.

Composition of the Audit Committee

Our Audit Committee is comprised of Anton J. Drescher, Gerhard Drescher and Rowland Perkins.  Our Chief Financial Officer, Donna Moroney, reports directly to the audit committee.  As defined in MI 52-110, Rowland Perkins is independent.  Because Anton Drescher, Gary Drescher and Rowland Perkins are directors and shareholders, they are not considered to be “independent” under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.  Also as defined in MI 52-110, all the audit committee members are “financially literate”.  Anton J. Drescher is a Certified Management Accountant.  Gerhard Drescher and Rowland Perkins have the industry experience necessary to understand and analyze financial statements of the level of complexity of our company, as well as the understanding of internal controls and procedures necessary for financial reporting.

Audit Committee Oversight

Since the commencement of our most recently completed fiscal year, our Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of our most recently completed financial year and the effective date of MI 52-110, we have not relied on the exemptions contained in sections 2.4 or 8 of MI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total amount of fees payable to the auditor in the fiscal year in which the non-audit services were provided.

Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of MI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

We have not adopted specific policies and procedures for the engagement of non-audit services. The Audit Committee will review the engagement of non-audit services as required.

Exemption

We are relying on the exemption provided by Part 6.1 of MI 52-110 for Venture Issuers which allows for an exemption from Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of MI 52-110 and allows for the short form of disclosure of audit committee procedures set out in Form 52-110F2 and disclosed in this Proxy Statement.

The Audit Committee meets with our independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants’ performance; approves fees paid to independent accountants and receives and considers the independent accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during the fiscal year ended January 31, 2005.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by the independent auditors.  Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with our important policies and applicable laws.  The Audit Committee has not adopted a written charter.

Other Committees

The Board of Directors currently has no other committees.

Relationship with Our Independent Accountants

The firm of Amisano Hanson, Chartered Accountants has served as our independent auditors since January 1, 1991.  The Board of Directors has recommended Amisano Hanson, Chartered Accountants, to serve as our independent accountants for the fiscal year ending January 31, 2006.

Services performed by Amisano Hanson, Chartered Accountants for the fiscal year ended January 31, 2005 consisted of the examination of our quarterly and audit of annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.  Amisano Hanson, Chartered Accountants, our independent auditors for the fiscal year ended January 31, 2005, are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year January 31, 2005 financial statements with our management and with Amisano Hanson, Chartered Accountants, our independent auditors. In addition, the Audit Committee has discussed with Amisano Hanson, Chartered Accountants, the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented.  The Audit Committee has received the written disclosures and the letter from Amisano Hanson, Chartered Accountants, required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from us and our management.  The Audit Committee has also considered whether Amisano Hanson's provision of non-audit services to us is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and our independent accountants without conducting independent verification of the accuracy of such information and representations.  Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of Quest's financial statements conducted by our internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended January 31, 2005, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of Amisano Hanson, Chartered Accountants, during the audit of our financial statements for the fiscal year ending January 31, 2005, the Audit Committee recommended to the Board that Amisano Hanson, Chartered Accountants be engaged as our independent auditors for the fiscal year ended January 31, 2006.

Respectfully submitted,

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

VOTING SHARES

Our authorized capital consists of one hundred million (100,000,000) common shares without par value.

As of June 14th, 2005, 2,525,124 common shares were issued and outstanding, each one share carrying the right to one vote.  Only those shareholders of record on June 13th, 2005 holding common shares shall be entitled to vote at the forthcoming Annual Meeting or any adjournment thereof in person or by Proxy.

The Notice of Meeting was filed in accordance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer with securities administrators where our registered shareholders have their addresses, and given to stock exchanges upon which our securities are listed and clearing agencies.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of June 14th, 2005, the number of our outstanding common shares beneficially owned by (i) each person known to us to beneficially own more than 5% of our outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

Name	Common Shares Owned	Percentage of Class
Anton J. Drescher	246,178	9.75%
Ray C. Jones	134,500	5.33%
Rowland Perkins	-0-	N/A
Gerhard J. Drescher	-0-	N/A
All Executive Officers and Directors as a Group (three persons)	380,678	15.08%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)

The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended January 31, 2005, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR AND EXECUTIVE COMPENSATION AND

OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer ("CEO"), and to other persons serving as our executive officers as of January 31, 2005, whose salary and bonus for such year exceeded $100,000 (collectively, the “Named Executive Officers”), for the last three completed fiscal years.

Long Term Compensation
	Summary Compensation Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen-sation
		$	$	$	$	$	$	$
Desrosiers, Christopher Former President / Director	2005 2004 2003	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	--0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Drescher, Anton J. CEO, Presidenty Director	2005 2004 2003	-0- -0- -0-	-0- -0- -0-	(1) 25,970 (1) 23,878 (1) 24,214	-0- -0- -0-	--0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Bonin, Norman J. Former Director	2005 2004 2003	-0- -0- -0-	-0- -0- -0-	--0- -0- -0-	-0- -0- -0-	--0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Drescher, Gerhard J. Director	2005 2004 2003	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Perkins, Rowland Director	2005	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for management services.  The services include financial record keeping, secretarial and receptionist duties.  It also includes bookkeeping fees of $2,818 for the year ended January 31, 2005 ($3,478 for 2004; and $3,814 for 2003).

SECURITIES AUTHORIZED FOR ISSUANCE

UNDER EQUITY COMPENSATION PLANS

The following table sets forth details of all of our equity compensation plans as of June 14th, 2005.  Our equity compensation plan consists of our 2001 Stock Option Plan.

Table of Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders	Nil	N/A	1,800,000
Equity Compensation Plans Not Approved By Securityholders	N/A	N/A	N/A
Total	N/A		1,800,000

Long Term Incentive Plan Awards Table

The Company does not have any long term incentive plan awards.

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended January 31, 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Market Price on Date of Grant ($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Desrosiers, Christopher (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Drescher, Anton J.	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Bonin, Norman (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Drescher, Gerhard	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Perkins, Rowland	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

Christopher Desrosiers resigned as a director effective December 21, 2004.

(2)

Norman Bonin resigned as a director effective January 21, 2005.

(3)

No stock options were granted to employees and consultants during year ended January 31, 2005.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended January 31, 2005 and stock options held at year end.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values
			Number of Securities Underlying Unexercised Options / SARs at Fiscal year End (#)	Value of Unexercised In-the-Money Options / SARs at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realised ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Desrosiers, Christopher (1)	-0-	-0-	0 / 0	N/A	/ $0
Drescher, Anton J.	-0-	-0-	0 / 0	N/A	/ $0
Bonin, Norman J. (2)	-0-	-0-	0 / 0	N/A	/ $0
Drescher, Gerhard J.	-0-	-0-	0 / 0	N/A	/ $0
Perkins, Rowland	-0-	-0-	0 / 0	N/A	/ $0

(1)

Christopher Desrosiers resigned as a director effective December 21, 2004.

(2)

Norman Bonin resigned as a director effective January 21, 2005.

(3)

On January 31, 2005, the average of the high and low bid prices of the common shares on the NEX was $0.2625 Cdn.

Compensation of Directors

For our most recently completed fiscal year ended January 31, 2005:

(a)

no compensation of any kind was accrued, owing or paid to any of our directors for acting in their capacity as such;

(b)

no arrangements of any kind existed with respect to the payment of compensation of any kind to any of our directors for acting in their capacity as such;

(c)

no compensation of any kind was accrued, owing or paid to any of our directors for services rendered to us as consultants or experts, other than as set forth herein; and

(a)

no arrangements of any kind existed with respect to the payment of compensation of any kind to any of our directors for services rendered, or proposed to be rendered, to us as consultants or experts.

Employment Contracts

We do not have an employment contract with the Named Executive Officers.  We have no obligation to provide any compensation to any Named Executive Officer in the event of his resignation, retirement or termination, or a change in control, or a change in any Named Executive Officers' responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

Compensation Committee Interlocks and Insider Participation

We do not have a compensation committee.  Decisions concerning the compensation of our executive officers are made by the Board of Directors.  All members of the Board during fiscal 2004 (Anton J. Drescher, Gerhard Drescher and Norman J. Bonin and Christopher Desrosiers, who both subsequently resigned as directors) participated in the Board’s deliberations concerning executive officer compensation during the fiscal year ended January 31, 2005.

Board of Directors Report on Executive Compensation

The Board of Directors determines the compensation of our executive officers.

BOARD OF DIRECTORS: Report on Executive Compensation

We do not have a formal compensation committee.  We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board.  We are  unable to state when we will be able to establish a formal compensation committee.  Pending establishment of the committee, the entire Board of Directors will continue to be responsible for our executive compensation policy.  The three current members of the Board are our senior executive officers.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel.  In order to do so, we offer a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition.  Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executive.  Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of our executive officers with those of our shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers.  Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.  All options granted to executive officers have an exercise price at least equal to the market price of our common shares at the time of the grant.  During the fiscal year ended January 31, 2005, we did not grant stock options to any of our Directors or Executive Officers and employees.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of $1.0 million.  Cash compensation paid to the Chief Executive Officer or any other executive officer during the year ended January 31, 2005 was well below $1.0 million.  Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m).  Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

The Board of Directors as of the fiscal year end of January 31, 2005 consisted of:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

Certain Relationships and Related Transactions

In the year ended January 31, 2005, we paid consulting fees of $25,970 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, for management services.  The services include bookkeeping and financial record keeping, secretarial and receptionist duties.

Indebtedness of Directors and Senior Officers

None of our directors or officers, or any subsidiary thereof (if any), or any associates or affiliates of any of them, is or has been indebted to us at any time during our last three (3) completed financial years, in connection with the purchase of our securities, or any subsidiary thereof (if any), or otherwise.  There has been no indebtedness the subject of a guarantee, support agreement, letter of credit or other arrangement provided by us or any subsidiary thereof.

Interest of Informed Persons in Material Transactions

To the knowledge of our management, except as described herein and below, no director or executive officer, no director or officer of a body corporation that is itself an informed person of our company, no person who beneficially owns, directly or indirectly, common shares carrying more than 10% of the voting rights attached to all of our outstanding common shares and no associate or affiliate of the foregoing has any material interest, direct or indirect, in any transaction since the beginning of our last completed financial year or in any proposed transaction which, in either case, has materially affected or would materially affect us or any of our subsidiaries., save and except for the transactions referred to under the headings "Executive Compensation" or otherwise disclosed herein and in the notes to our January 31, 2005 audited financial statements included in our Form 10-KSB which accompany this Proxy Statement.

ITEM 2:

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The firm of Amisano Hanson, Chartered Accountants, has been appointed by the Board of Directors to serve as our independent auditors for the fiscal year ended January 31, 2005.

During our fiscal year ended January 31, 2005, and the period subsequent to such date and prior to engaging Amisano Hanson, Chartered Accountants, we have not consulted Amisano Hanson, Chartered Accountants, with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements; or any disagreements with Amisano Hanson (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

The following table presents fees for the professional audit services rendered by Amisano Hanson, Chartered Accountants, for the audit of our annual financial statements for the years ended January 31, 2005 and 2004 and fees billed for other services rendered by Amisano Hanson, Chartered Accountants, during those periods.

Year ended January 31	2005	2004
Audit fees	$4,950	$7,234
Audit-related fees (1)	$ 0	$ 0
Tax fees (2)	$ 0	$ 0
All other fees (3)	$4,179	$4,592
Total	$9,129	$11,826

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of our financial statements. The category includes fees related to the performance of audits and attest services not required by statute or regulation, audits of our benefit plans, due diligence related to acquisitions, agreed-upon procedures, and accounting consultations regarding the application of generally accepted accounting principals to proposed transactions.

(2)

Tax fees consist of the aggregate fees billed for professional service rendered by Amisano Hanson, Chartered Accountants, for tax compliance, tax advice, and tax planning (domestic and international).

(3)

Other fees consist primarily of the aggregate fees billed for professional services rendered by Amisano Hanson, Chartered Accountants, related to a business continuity engagement.

Beginning in the fiscal year ended January 31, 2004, the Audit Committee reviews all audit and non-audit related fees at least annually.  The Audit Committee pre-approved all audit and non-audit related services in the year ended January 31, 2005. The Audit Committee had concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Amisano Hanson, Chartered Accountants.

Financial Information Systems Design and Implementation Fees

Amisano Hanson, Chartered Accountants, did not provide any professional services to us with respect to financial information systems design and implementation for the year ended January 31, 2004.

All Other Fees

Amisano Hanson, Chartered Accountants, was not paid any other fees for services rendered to us not previously set forth herein during the year ended January 31, 2004.

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Amisano Hanson, Chartered Accountants, as our auditors for the fiscal year ending January 31, 2004.

The Board of Directors unanimously recommends a vote FOR the ratification of Amisano Hanson, Chartered Accountants, as our independent auditors for the current fiscal year.

ITEM 3

CHANGE OF NAME

Our shareholders will be asked to approve a change of our name from “Quest Ventures Inc.” to “Dorato Resources Inc., or such other name as determined by the Board of Directors and is acceptable to the regulatory authorities.

The proposed name change is related to our plan to consolidate our share capital by way of a reverse stock split on a two old shares for one new share basis.  The name change is necessary in order to provide a distinct new name for the consolidated shares and to reflect our proposed change of business to the acquisition, development and exploration of natural resource properties.

The proposed name change is subject to regulatory approval.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the approval of our change of name to "Dorato Resources Inc.".

The Board of Directors unanimously recommends a vote FOR our change of name to "Dorato Resources Inc.".

ITEM 4

CONSOLIDATION OF SHARE CAPITAL

Our shareholders will be asked to approve an alteration of our share capital by way of a reverse stock split by consolidating all of our currently authorized share capital of 100,000,000 common shares without par value, of which 2,525,124 common shares are issued and outstanding, on a one new for two old basis, resulting in an authorized share capital of 50,000,000 shares without par value, of which 1,262,562 common shares will be issued and outstanding.  No fractional shares will be issued in connection with the reverse stock split and all fractional entitlements will be cancelled.

The purpose of the reverse stock split is to allow flexibility in our capital structure and financing plans in the future.  The proposed reverse stock split is not the first step in a “going private” transaction, nor are they are plans to go private.

The proposed reverse stock split is subject to regulatory approval.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the alteration of our share capital by consolidating all of our common shares on a two old for one new basis.

The Board of Directors unanimously recommends a vote FOR the alteration of our share capital by consolidating all of our common shares on a two old for one new basis.

ITEM 5

INCREASE IN AUTHORIZED SHARE CAPITAL

Subject to approval of the reverse stock split referred to Item 4 above, the shareholders will be asked to approve a subsequent alteration of our share capital by increasing our authorized capital from 50,000,000 common shares without par value to 100,000,000 common shares, of which 1,262,562 common shares will be issued and outstanding.

The purpose of the increase in authorized share capital is to increase the number of authorized shares to our current authorized of 100,000,000 share capital, as the reverse stock split will result in a decreased number of authorized share capital of 50,000,000 common shares.  We would like to maintain the authorized share capital at 100,000,000 common shares in order to allow us more flexibility in the future in developing our business, purchasing new assets and future financings, as any of these events would likely result in the issuance of additional shares.

The proposed increase in the authorized share capital is subject to regulatory approval.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the subsequent increase in the authorized share capital to 100,000,000 common shares.

The Board of Directors unanimously recommends a vote FOR the subsequent increase in our authorized share capital to 100,000,000 common shares.

REQUIREMENTS, INCLUDING DEADLINES, FOR

SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS

AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2006 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Anton J. Drescher, Secretary, at the Company’s principal executive offices no later than February 17, 2006 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless we are provided with notice of such proposal no later than May 4, 2006.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.  If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

ADDITIONAL INFORMATION

Additional information relating to our company can be found on SEDAR at www.sedar.com.  Additionally, the SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.  Our financial information is provided in our Form 10-KSB for our most recently completed financial year.  Copies of our Form 10-KSB, as well as additional copies of this Proxy Statement, may be obtained from us upon request at Suite 507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

CERTIFICATION

The undersigned hereby certifies that the contents and the sending of this Proxy Statement to our shareholders have been approved by the Board of Directors. The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

FORM 10-KSB

Our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2005, including the financial statements and a list of exhibits, is enclosed with this Proxy Statement.

We will mail to any shareholder, without charge and upon written request, a copy of any exhibit to the Annual Report.  Requests should be sent to Quest Ventures Inc., Suite 507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6, Attention: Investor Relations.

By Order of the Board of Directors

/s/

Anton J. Drescher

Anton J. Drescher,

President

June 14th, 2005

Schedule “A”

QUEST VENTURES INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.

PURPOSE

The Audit Committee (the "Committee") of Quest Ventures Inc. (“Quest”) is a committee of the Board of Directors with the responsibility under the governing legislation of Quest to review the financial statements, accounting policies and reporting procedures of Quest.

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by Quest to any governmental body or the public, the systems of internal controls of Quest regarding finance, accounting and legal compliance that management and the Board have established, and the auditing, accounting and financial reporting processes of Quest generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the policies, procedures and practices at all levels of Quest.

The primary duties and responsibilities of the Committee are to:

•

Serve as an independent and objective party to monitor the financial reporting process and the system of internal controls of Quest.

•

Monitor the independence and performance of the auditor of Quest (the “Auditor”) and the internal audit function of Quest.

•

Provide an open avenue of communication among the Auditor, financial and senior management and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities set out in Section 4 of this Charter.

2.

COMPOSITION

•

The Committee shall be comprised of two or more directors as determined by the Board of Directors.  The composition of the Committee shall adhere to all applicable corporate and securities laws and all requirements of the stock exchanges on which shares of Quest are listed.  In particular, the composition of the Committee shall be in accordance with the U.S. Securities Exchange Act of 1934, as amended, and the required qualifications and experience of the members of the Committee, subject to any exemptions or other relief that may be granted from time to time.

•

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a "financial expert" in accordance with applicable laws and all requirements of the stock exchanges on which shares of Quest are listed.

•

Members of the Committee shall be elected by the Board at the meeting of the Board held immediately after the annual meeting of shareholders or such other times as shall be determined by the Board and shall serve until the next such meeting or until their successors shall be duly elected and qualified.

•

Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director.  Subject to the foregoing, each member of the Committee shall hold such office until the next annual meeting of shareholders after his or her election as a member of the Committee.

•

The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

3.

MEETINGS

•

The Committee may appoint one of its members to act as Chairman of the Committee.  The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary").  The Secretary does not have to be a member of the Committee or a director and can be changed by written notice from the Chairman.

•

No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a consent resolution in writing signed by all members of the Committee.  A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

•

The Committee will meet as many times as is necessary to carry out its responsibilities, but in no event will the Committee meet less than four times a year. The Committee shall meet at least once annually with the Auditor.  As part of its duty to foster open communication, the Committee should meet at least annually with management and the Auditor in separate executive sessions to discuss any matters that the Committee or each of these parties believe should be discussed privately.  In addition, the Committee shall meet with the Auditor and management at least quarterly to review the financial statements of Quest.

•

The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Chairman, unless otherwise provided for in the By-Laws of Quest or otherwise determined by resolution of the Board of Directors.

•

The Committee may invite to, or require the attendance at, any meeting of the Committee, such officers and employees of Quest, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities.  They should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

•

Subject to the provisions of the governing legislation of Quest and applicable regulations the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee.  In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

4.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

•

Review and recommend for approval to the Board of Directors of Quest any revisions or updates to this Charter.  This review should be done periodically, but at least annually, as conditions dictate.

•

Review the interim unaudited quarterly financial statements and the annual audited financial statements, and the related press releases of Quest and report on them to the Board of Directors.

•

Satisfy itself, on behalf of the Board of Directors, that the unaudited quarterly financial statements and annual audited financial statements of Quest are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

•

Satisfy itself, on behalf of the Board of Directors, that the information contained in the quarterly financial statements of Quest, annual report to shareholders and similar documentation required pursuant to the laws of the United States does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

•

Review any reports or other financial information of Quest submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the Auditor.

•

Review, and if deemed advisable, approve all related party transactions as defined in the governing legislation of Quest.

•

Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of Quest and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of Quest with the officers and auditors of Quest and its subsidiaries and the Auditor; (iii) to commission reports or supplemental information relating to the financial information; (iv) to require the Auditor to attend any or every meeting of the Committee; and (v) to engage such independent counsel and other advisors as are necessary in the determination of the Committee.

•

Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of Quest and its affiliates or the reporting related to it as the Board of Directors may from time to time see fit.

Independent Auditor

•

Be directly and solely responsible for the appointment, compensation, and oversight of the work of the Auditor of Quest upon shareholder approval of the appointment, with such Auditor being ultimately accountable to the shareholders, the Board and the Committee.

•

Act as the Auditor's channel of direct communication to Quest. In this regard, the Committee shall, among other things, receive all reports from the Auditor of Quest, including timely reports of:

1.

all critical accounting policies and practices to be used;

2.

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of Quest, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor of Quest; and

3.

other material written communications between the Auditor and the management of Quest, including, but not limited to, any management letter or schedule of unadjusted differences.

•

Satisfy itself, on behalf of the Board of Directors that the Auditor is "independent" of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies.  In furtherance of the foregoing, the Committee shall request that the Auditor at least annually provide a formal written statement delineating all relationships between the Auditor and Quest, and request information from the Auditor and management to determine the presence or absence of a conflict of interest.  The Committee shall actively engage the Auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Auditor.

•

Be responsible for pre-approving all audit and non-audit services provided by the Auditor; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

•

Review the performance of the Auditor and make recommendations to the Board of Directors as to whether or not to continue to engage the Auditor.

•

Determine and review the remuneration of the Auditor and any independent advisors (including independent counsel) to the Committee.

•

Satisfy itself, on behalf of the Board of Directors, that the internal audit function has been effectively carried out and that any matter which the Auditor wishes to bring to the attention of the Board of Directors has been addressed and that there are no "unresolved differences" with the Auditor.

Financial Reporting Process and Risk Management

•

Review the audit plan of the Auditor for the current year and review advice from the Auditor relating to management and internal controls and the responses of Quest to the suggestions made put forth.

•

Monitor the internal accounting controls, informational gathering systems and management reporting on internal controls of Quest.

•

Review with management and the Auditor the relevance and appropriateness of the accounting policies of Quest and review and approve all significant changes to such policies.

•

Satisfy itself, on behalf of the Board of Directors, that Quest has implemented appropriate systems of internal control over financial reporting and the safeguarding of the assets of Quest and other "risk management" functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the assets of Quest, management, financial and business operations and the health and safety of employees and that these systems are operating effectively.

•

Review and approve the investment and treasury policies of Quest and monitor compliance with such policies.

•

Establish procedures for the receipt and treatment of (i) complaints received by Quest regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by employees of Quest as to concerns regarding questionable accounting or auditing.

Legal and Regulatory Compliance

•

Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by Quest and remitted to the appropriate authorities.

•

Without limiting its rights to engage counsel generally, review, with the principal legal external counsel of Quest, any legal matter that could have a significant impact on the financial statements of Quest.

•

Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed.

Budgets

•

Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

General

Perform any other activities consistent with this Charter, the By-laws of Quest and governing law, as the Committee or the Board of Directors

QUEST VENTURES INC.

PROXY

2005 Annual Meeting of Shareholders

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Quest Ventures Inc. (the "Company"), hereby constitutes and appoints Anton J. Drescher and Gerhard J. Drescher and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2005 Annual Meeting of the Shareholders of the Company, to be held at 9:00 a.m. on Tuesday, July 19th, 2005, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)

ELECTION OF DIRECTORS:

VOTE FOR ALL NOMINEES LISTED BELOW

WITHHOLD  AUTHORITY

Nominees:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

Exceptions

(2)

RATIFICATION OF APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS INDEPENDENT AUDITORS.

FOR

AGAINST

ABSTAIN

(3)

APPROVAL OF A CHANGE OF THE COMPANY'S NAME FROM “QUEST VENTURES INC.” TO “DORATO RESOURCES INC.", OR SUCH OTHER NAME AS DETERMINED BY THE BOARD OF DIRECTORS AND IS ACCEPTABLE TO THE REGULATORY AUTHORITIES.

FOR

AGAINST

(4)

APPROVAL OF AN ALTERATION OF THE SHARE CAPITAL OF THE COMPANY BY WAY OF A REVERSE STOCK SPLIT BY CONSOLIDATING ALL OF THE CURRENTLY AUTHORIZED SHARE CAPITAL OF 100,000,000 COMMON SHARES WITHOUT PAR VALUE, OF WHICH 2,525,124 COMMON SHARES ARE ISSUED AND OUTSTANDING, ON A ONE NEW FOR TWO OLD BASIS, RESULTING IN AN AUTHORIZED SHARE CAPITAL OF 50,000,000 SHARES WITHOUT PAR VALUE, OF WHICH 1,262,562 COMMON SHARES WILL BE ISSUED AND OUTSTANDING.

FOR

AGAINST

(5)

SUBJECT TO APPROVAL OF THE REVERSE STOCK SPLIT REFERRED TO ITEM 4 ABOVE, TO APPROVE A SUBSEQUENT ALTERATION OF THE SHARE CAPITAL OF THE COMPANY BY INCREASING THE AUTHORIZED CAPITAL OF THE COMPANY FROM 50,000,000 COMMON SHARES WITHOUT PAR VALUE TO 100,000,000 COMMON SHARES, OF WHICH 2,525,124 COMMON SHARES WILL BE ISSUED AND OUTSTANDING.

FOR

AGAINST

When properly executed, this Proxy will be voted in the manner specified by the Shareholder.  Unless you specify otherwise, this Proxy will be voted “FOR” the election of all of the nominees as directors and “FOR” Item 2.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy.  Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated June XX, 2005.

Dated:  __________________, 2005.

Number of Shares

____________________________________

Print Name of Shareholder

____________________________________

Signature of Shareholder

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE:  This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC, Canada, V6C 3B8.

QUEST VENTURES INC.

(the "Company")

REQUEST FOR ANNUAL AND INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 51-102 the Company will only be required to send annual financial statements and interim financial statements, and the related Management Discussion and Analysis (“MD&A”), to those shareholders that request such information.  Shareholders may request to receive a copy of the annual financial statements and MD&A, the interim financial statements and MD&A or both.  If you wish to receive such mailings, then please complete and return this form to:

Quest Ventures Inc.

#507, 837 West Hastings Street

Vancouver, British Columbia, Canada V6C 3N6

The undersigned shareholder hereby elects to receive:

��

Interim Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request and/or

��

Annual Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request.

Please note that a request form will be mailed each year and shareholders must return such form each year to receive the documents indicated above.

I confirm that I am a:

��

Registered shareholder OR

��

Beneficial shareholder of the Company

Name (Please Print)

Address

(include postal code)

Signature

Date

To use electronic methods for communication with our shareholders, we request that you provide us with your email address. Please insert your e-mail address and initial and date below to indicate your consent to receive information by e-mail instead of in paper form.

I HEREBY CONSENT to receipt of information by e-mail as the following address:

E-mail address

ISIN/CUSIP NO.: CA 74836Q1072